UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2026

ENDRA Life Sciences Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37969	26-0579295
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3600 Green Court, Suite 350 Ann Arbor, MI	48105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (734) 335-0468

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NDRA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, on April 20, 2026, The Nasdaq Stock Market LLC (“Nasdaq”) Listing Qualifications Staff (the “Staff”) issued a letter to ENDRA Life Sciences Inc. (the “Company”) indicating that the Company’s stockholders’ equity as reported in its Annual Report on Form 10-K for the year ended December 31, 2025 was below the $2,500,000 required minimum for continued listing set forth in Nasdaq Listing Rule 5550(b)(1) (the “Minimum Stockholders’ Equity Requirement”). On April 27, 2026, in accordance with the Staff’s letter, the Company requested a hearing before the Nasdaq Hearing Panel, and a hearing was held on May 28, 2026.

On July 8, 2026, the Company received written notice (the “Notice”) from Nasdaq indicating that the Company has regained compliance with the Minimum Stockholders’ Equity Requirement.

Pursuant to Nasdaq Listing Rule 5815(d)(4)(A), the Company will be subject to a Discretionary Panel Monitor for a period of one year from July 1, 2026. If, within the one-year monitoring period, the Staff finds the Company again out of compliance with any of Nasdaq’s Listing Rules, notwithstanding Rule 5810(c)(2), the Company will not be permitted to provide the Staff with a plan of compliance with respect to that deficiency and the Staff will not be permitted to grant additional time for the Company to regain compliance with respect to that deficiency, nor will the Company be afforded an applicable cure or compliance period pursuant to Rule 5810(c)(3). Instead, pursuant to the Notice, the Staff will issue a Delist Determination Letter and the Company will have an opportunity to request a new hearing with the initial Panel or a newly convened Hearings Panel if the initial Panel is unavailable. Pursuant to the Notice, the Company will have the opportunity to respond/present to the Hearings Panel as provided by Listing Rule 5815(d)(4)(C). The Company’s securities may be at that time delisted from Nasdaq.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDRA LIFE SCIENCES INC.

Date: July 9, 2026	By:	/s/ Alexander Tokman
	Name:	Alexander Tokman
	Title:	Chief Executive Officer

2